UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2011
Regal-Beloit Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 State Street, Beloit, Wisconsin	53511-6254

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (608) 364-8800
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On October 31, 2011, Regal Beloit Corporation (the “Company”) issued a news release reporting the financial results of the Company for the financial period ended October 1, 2011. A copy of the Company’s news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 7.01 Regulation FD Disclosure.
On November 1, 2011, the Company held a conference call to discuss its financial results for the financial period ended October 1, 2011 and provided a presentation in connection therewith. A copy of the Company’s conference call presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(a)	Not Applicable

(b)	Not Applicable

(c)	Not Applicable

(d)	Exhibits. The following exhibits are being furnished herewith:

99.1	News Release of Regal Beloit Corporation, dated October 31, 2011.

99.2	Regal Beloit Corporation Presentation of November 1, 2011
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL BELOIT CORPORATION
Date: November 1, 2011	By:	/s/ Peter C. Underwood
Peter C. Underwood
Vice President, General Counsel and Secretary

REGAL BELOIT CORPORATION
Exhibit Index to Report on Form 8-K
Dated October 31, 2011

Exhibit Number	Exhibit Description

99.1	News Release of Regal Beloit Corporation, dated October 31, 2011.

99.2	Regal Beloit Corporation presentation of November 1, 2011.

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